                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.




                                               /s/ ROBERT A. BELFER
                                               -------------------------------
                                               Robert A. Belfer

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.




                                               /s/ NORMAN P. BLAKE, JR.
                                               -------------------------------
                                               Norman P. Blake, Jr.

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of January, 2001.




                                               /s/ RONNIE C. CHAN
                                               -------------------------------
                                               Ronnie C. Chan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of January, 2001.




                                               /s/ JOHN H. DUNCAN
                                               -------------------------------
                                               John H. Duncan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set her hand this 16th day of January, 2001.




                                               /s/ WENDY L. GRAMM
                                               -------------------------------
                                               Wendy L. Gramm

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.




                                               /s/ KEN L. HARRISON
                                               -------------------------------
                                               Ken L. Harrison

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.




                                               /s/ ROBERT K. JAEDICKE
                                               -------------------------------
                                               Robert K. Jaedicke

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of January, 2001.




                                               /s/ KENNETH L. LAY
                                               -------------------------------
                                               Kenneth L. Lay

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.




                                               /s/ CHARLES A. LeMAISTRE
                                               -------------------------------
                                               Charles A. LeMaistre

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.



                                               /s/ JOHN MENDELSOHN
                                               ----------------------
                                               John Mendelsohn

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of January, 2001.



                                               /s/ JEROME J. MEYER
                                               -------------------------------
                                               Jerome J. Meyer

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of January, 2001.



                                               /s/ FRANK SAVAGE
                                               -------------------------------
                                               Frank Savage

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.




                                               /s/ JEFFREY K. SKILLING
                                               -------------------------------
                                               Jeffrey K. Skilling

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.



                                               /s/ JOHN A. URQUHART
                                               ----------------------
                                               John A. Urquhart

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 16th day of January, 2001.



                                               /s/ JOHN WAKEHAM
                                               -------------------------------
                                               John Wakeham

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, to be offered pursuant to the Enron Corp. 1991 Stock Plan, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Rebecca C. Carter, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-8 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of January, 2001.



                                               /s/ HERBERT S. WINOKUR, JR.
                                               ---------------------------
                                               Herbert S. Winokur, Jr.